POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 30, 2026 /s/ J. Hyatt Brown J. Hyatt Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ J. Powell Brown

J. Powell Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Lawrence L. Gellerstedt III

Lawrence L. Gellerstedt III

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Theodore J. Hoepner

Theodore J. Hoepner

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ James S. Hunt

James S. Hunt

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Toni Jennings

Toni Jennings

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Joia M. Johnson

Joia M. Johnson

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Paul J. Krump

Paul J. Krump

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Timothy R.M. Main

Timothy R.M. Main

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 30, 2026 /s/ Bronislaw E. Masojada

Bronislaw E. Masojada

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Jaymin B. Patel

Jaymin B. Patel

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ H. Palmer Proctor, Jr.

H. Palmer Proctor, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Wendell S. Reilly

Wendell S. Reilly

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-8 for purposes of registering equity securities of Brown & Brown, Inc., issuable under the Brown & Brown, Inc. 2019 Stock Incentive Plan, and any amendments thereto (including any post-effective amendments thereto), with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: May 6, 2026 /s/ Kathleen A. Savio

Kathleen A. Savio